                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1996 96-9 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997

                            CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                            TRUST ACCOUNT #80-4149300
                            REMITTANCE DATE: 5/15/97

                                                        Total $       Per $1,000
                                                        Amount          Original
                                                        -------       ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                               $5,644,942.12
(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00
(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          5,644,942.12

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.96%)             5.96%
          b. Class A-1 Interest                      186,859.15       3.39743909
          c. Class A-2 Remittance Rate(6.25%)             6.25%
          d. Class A-2 Interest                      156,250.00       5.20833333
          e. Class A-3 Remittance Rate(6.41%)             6.41%
          f. Class A-3 Interest                      219,008.33       5.34166659
          g. Class A-4 Remittance Rate(6.76%)             6.76%
          h. Class A-4 Interest                      467,566.67       5.63333337
          i. Class A-5 Remittance Rate(7.20%)             7.20%
          j. Class A-5 Interest                      291,000.00       6.00000000
          k. Class A-6 Remittance Rate(7.69%)             7.69%
          l. Class A-6 Interest                      786,622.92       6.40833336

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                      .00              .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 2

                                 CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                                 TRUST ACCOUNT #80-4149300
                                 REMITTANCE DATE: 5/15/97

                                                        Total $       Per $1,000
                                                        Amount         Original
                                                        -------       ----------
     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                      .00              .00
B.   Principal
     (5)  Formula Principal Distribution
           Amount                                  2,017,285.19              N/A
          a. Scheduled Principal                     507,329.76              N/A
          b. Principal Prepayments                 1,530,220.95              N/A
          c. Liquidated Contracts                    288,771.97              N/A
          d. Repurchases                                    .00              N/A
          e. Current Month Advanced Principal        469,171.98              N/A
          f. Prior Month Advanced Principal         (778,209.47)             N/A

     (6)  Pool Scheduled Principal Balance       431,074,533.57

    (6b)  Adjusted Pool Principal Balance        430,605,361.59     956.90080353
    (6c)  Pool Factor                                0.95690080

     (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date             .00

     (8)  Class A Percentage for such Remittance
          Date                                            92.20%

     (9)  Class A Percentage for the following
          Remittance Date                                 92.16%

    (10)  Class A Principal Distribution:
          a. Class A-1                             2,017,285.19      36.67791255
          b. Class A-2                                      .00              .00
          c. Class A-3                                      .00              .00
          d. Class A-4                                      .00              .00
          e. Class A-5                                      .00              .00
          f. Class A-6                                      .00              .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 3

                    CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                    TRUST ACCOUNT #80-4149300
                    REMITTANCE DATE: 5/15/97

                                                        Total $       Per $1,000
                                                        Amount         Original
                                                        -------       ----------

     (11)  Class A-1 Principal Balance            35,605,361.59     647.37021073
     (11a) Class A-1 Pool Factor                      .64737021

     (12)  Class A-2 Principal Balance            30,000,000.00     1000.0000000
     (12a) Class A-2 Pool Factor                     1.00000000

     (13)  Class A-3 Principal Balance            41,000,000.00     1000.0000000
     (13a) Class A-3 Pool Factor                     1.00000000

     (14)  Class A-4 Principal Balance            83,000,000.00     1000.0000000
     (14a) Class A-4 Pool Factor                     1.00000000

     (15)  Class A-5 Principal Balance            48,500,000.00     1000.0000000
     (15a) Class A-5 Pool Factor                     1.00000000

     (16)  Class A-6 Principal Balance           122,750,000.00     1000.0000000
     (16a) Class A-6 Pool Factor                     1.00000000

     (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                              .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 4

                            CUSIP#'S  393505-QT2,QU9,QV7,QW5,QX3,QY1
                            TRUST ACCOUNT #80-4149300
                            REMITTANCE DATE: 5/15/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

     (18)      31-59 days                       2,934,248.63          89

     (19)      60 days or more                  2,714,990.05          64

     (20)      Current Month Repossessions        584,472.54          21

     (21)      Repossession Inventory           1,279,368.86          41

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .63%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                               .52%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .68%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                               .64%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.96%,6.25%,6.41%,6.76%,7.20%,7.69%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-9
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                              APRIL 1997 - Page 5

                    CUSIP#'S   393505-QT2,QU9,QV7,QW5,QX3,QY1
                    TRUST ACCOUNT #80-4149300
                    REMITTANCE DATE: 5/15/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                         .03%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date    82,359.95

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                        .14%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                           16.12%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                             7.80%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 6

                             CUSIP#'S  393505-QZ8
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 5/15/97


                                                          Total                     Per $1,000
                                                         Amount                      Original
                                                         ------                     ----------

CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                                    1,520,349.86

A.   Interest
(29) Aggregate interest
     a.      Class M-1 Remittance Rate (7.63%,
             unless Weighted Average Contract
             Rate is below 7.63%)                              7.63%
     b.      Class M-1 Interest                          228,900.00                  6.35833333

(30) Amount applied to Class M-1 Interest
      Deficiency Amount    .00  0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                         .00                           0

(32) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall                    .00                           0

(33) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall                    .00                           0

B.   Principal
(34) Formula Principal Distribution Amount                      .00                          N/A
     a.     Scheduled Principal                                 .00                          N/A
     b.     Principal Prepayments                               .00                          N/A
     c.     Liquidated Contracts                                .00                          N/A
     d.     Repurchases                                         .00                          N/A

(35)       Class M-1 Principal Balance                36,000,000.00               1000.00000000
(35a)      Class M-1 Pool Factor                         1.00000000


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 7

                           CUSIP#'S   393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 5/15/97





(36) Class M-1 Percentage for such Remittance
     Date                                                                         .00%

                                                                               Total $                 Per $1,000
                                                                                Amount                  Original
                                                                               ------                  ----------
(37)   Class M-1 Principal Distribution:
       a.  Class M-1 (current)                                                    .00                  0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                                                   .00

(38)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                                 .00
(39)   Class M-1 Percentage for the following
       Remittance Date                                                            .00%

Class B1 Certificates
---------------------
(1)    Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                                    1,291,449.86

(2)    Class B-1 Remittance Rate (7.65% unless
       Weighted Average Contract Rate is below 7.65%)                            7.65%

(3)    Aggregate Class B1 Interest                                         114,750.00                  6.37500000

(4)    Amount applied to Unpaid Class
       B1 Interest Shortfall                                                      .00                         .00

(5)    Remaining unpaid Class B1
       Interest Shortfall                                                         .00                         .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 8


                           CUSIP#'S   393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 5/15/97


(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                       .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                       .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                .00

(8a) Class B Percentage for such Remittance Date             .00




                                                      Total  $      Per $1,000
                                                       Amount        Original
                                                     ----------    ------------



   (9)  Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)              .00

   (10a)  Class B1 Principal Shortfall                      .00

   (10b)  Unpaid Class B1 Principal Shortfall               .00

   (11)   Class B Principal Balance               33,750,000.00

   (12)   Class B1 Principal Balance              18,000,000.00



Class B2 Certificates
---------------------
(13) Remaining Amount Available                    1,176,699.86

(14) Class B-2 Remittance Rate (8.11%
     unless Weighted Average Contract
     Rate is less than 8.11%)                              8.11%

(15) Aggregate Class B2 Interest                     106,443.75       6.75833333

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              APRIL 1997 - Page 9

                           CUSIP#'S   393505-RA2.RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 5/15/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                   .00            .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall           .00            .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                .00

(19)  Class B2 Principal Liquidation Loss Amount              .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                    .00

(21)  Guarantee Payment                                       .00

(22)  Class B2 Principal Balance                    15,750,000.00

                                                        Total $       Per $1,000
                                                         Amount        Original
                                                      -----------     ----------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                 180,583.69

(24)  3% Guarantee                                            .00

(25)  Class C Residual Payment                         889,672.42

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-9
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             APRIL 1997 - Page 10

                           CUSIP#'S 393505-RA2,RB0
                           TRUST ACCOUNT #80-4149300
                           REMITTANCE DATE: 5/15/97


   (26) Class M-1 Interest Deficiency on such
        Remittance Date                                    .00

   (27) Class B-1 Interest Deficiency on such
        Remittance Date                                    .00

   (28) Repossessed Contracts                       584,472.54

   (29) Repossessed Contracts Remaining
        in Inventory                              1,279,368.86

   (30) Weighted Average Contract Rate                10.47840